UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                    March 18, 2008

Belvedere SoCal
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

333-141453	20-8356735
(Commission File Number)	(IRS Employer Identification No.)

One Maritime Plaza, Suite 825, San Francisco, CA	94111
(Address of Principal Executive Offices)	(Zip Code)

(415) 434-1236
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 18, 2008, the Company entered into a Business Loan Agreement, Promissory Note and Commercial Pledge Agreement with Pacific Coast Bankers Bank that provide for a loan of a principal amount of $8,000,000 to the Company to be used for general corporate purposes.  The loan is secured by the Company’s shares of common stock held in its two subsidiary banks, Professional Business Bank and Spectrum Bank, bears interest at LIBOR plus 3.1%, resetting quarterly, and has a term of 10 years.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2008

Belvedere SoCal

By:	/s/ Michael McCall
Michael McCall
Chief Financial Officer (Principal Financial Officer)

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